SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 21, 2025

(Exact name of registrant as specified in its charter)
UNION BANKSHARES, INC.

(State or other jurisdiction		(Commission	(IRS Employer
of incorporation)		File Number)	Identification Number)
VT		001-15985	03-0283552

(Address of principal executive offices)			(Zip Code)
20 Lower Main St., P.O. Box 667			05661-0667
Morrisville	,	VT

Registrant's telephone number, including area code: (802) 888-6600

(Former name or former address, if changed since last report)
Not applicable

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting materials pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07: Submission of Matters to a Vote of Security Holders
The Company held its annual meeting of shareholders on May 21, 2025. Of 4,538,598 shares outstanding on the record date of the meeting (March 21, 2025) and entitled to vote, 3,336,050 shares were represented in person or by proxy. The following four matters were voted on by the shareholders and approved at the meeting:

1.To fix the number of directors at nine for the ensuing year and to elect the following individuals as directors to serve a one year term:

Nominees	Votes For	Votes Against	Votes Withheld	Broker Non-votes
Joel S. Bourassa	2,448,439	40,370	2,909	844,332
Dawn D. Bugbee	2,459,680	29,945	2,093	844,332
Mary K. Parent	2,457,878	30,131	3,709	844,332
Nancy C. Putnam	2,460,182	29,943	1,593	844,332
Gregory D. Sargent	2,450,541	39,584	1,593	844,332
Timothy W. Sargent	2,446,380	41,945	3,393	844,332
David S. Silverman	2,441,659	48,466	1,593	844,332
Janet P. Spitler	2,457,878	30,931	2,909	844,332
Cornelius J. Van Dyke	2,452,543	37,582	1,593	844,332

2.Advisory (Nonbinding) vote to approve the compensation paid to the Company's named executive officers. The number of votes in favor was sufficient to approve the compensation paid.

Votes For	Votes Against	Abstained	Broker Non-votes
2,413,198	49,871	28,649	844,332

3.Advisory (Nonbinding) vote to approve a frequency of one, two or three years for future advisory Say-On-Pay votes of the shareholders. The number of votes was sufficient to approve a frequency of three years.

Votes For 3 Years	Votes For 2 Years	Votes For 1 Year	Abstained	Broker Non-votes
1,611,889	25,632	837,902	16,295	844,332

4.To ratify the appointment of the firm of Berry Dunn McNeil & Parker, LLC as the Company’s external auditors for 2025. The number of votes in favor was sufficient to ratify the appointment.

Votes For	Votes Against	Abstained
3,296,542	38,752	756

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Union Bankshares, Inc.

May 22, 2025	/s/ David S. Silverman
David S. Silverman
President and Chief Executive Officer

May 22, 2025	/s/ Karyn J. Hale
Karyn J. Hale
Chief Financial Officer

EXHIBIT INDEX

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